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                                                                    EXHIBIT 23.2

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 30, 1999, in the Registration Statement (Form S-1) and related Prospectus of eToys Inc. for the registration of 2,029,845 shares of its common stock.

                                          /s/ Ernst & Young LLP

Palo Alto, California
February 1, 2000